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[AUTOTOTE LOGO APPEARS HERE]
                                                                   EXHIBIT 10.46
    A. LORNE WEIL
    CHAIRMAN & CEO



     March 21, 1996



     Mr. Kenneth Shea
     20 West 72nd Street #1A
     New York, NY  10024

     Dear Ken:

          This will confirm, in connection with your election as Vice President, that if the Company should terminate your employment for any reason other than cause, you will be entitled to severance of not less than one year's salary.

                                                      Very truly yours,



                                                      /s/ A. Lorne Weil
                                                      -----------------
                                                          A. Lorne Weil